Statements of Net Assets Available for Benefits - EBP 005 - USD ($)	Dec. 30, 2025	Dec. 30, 2024
Assets
Investment at fair value	$ 230,927,099	$ 206,485,860
Receivables:
Employer contributions receivable, net of forfeitures	0	122,211
Employee contributions receivable	0	5,724
Notes receivable from participants, net of reserve	3,257,645	3,063,634
Total receivables	3,257,645	3,191,569
Net assets available for benefits	$ 234,184,744	$ 209,677,429